                                                                   EXHIBIT 10.56

                            SUB-SUBLEASE AGREEMENT
                            ----------------------


     THIS SUB-SUBLEASE AGREEMENT ("Sub-Sublease"), dated as of the 28th day of December, 1997, for reference purposes only, between RETIX, a California corporation, having an office at 4640 Admiralty Way, 6th Floor, Marina del Rey, California 90292-6695 ("Sub-Sublessor"), and SONOMA SYSTEMS, INC., a California corporation, having an office at the Subleased Premises (as defined below) from and after the Commencement Date (as defined below) ("Sub-Subtenant").


                             W I T N E S S E T H:
                             - - - - - - --- - -


     1.  DEMISE AND TERM.
         ----------------

         1.1   Demise.  Sub-Sublessor hereby leases to Sub-Subtenant, and Sub-
               ------
Subtenant hereby hires from Sub-Sublessor, certain office space comprising the entire 6th floor in the building known as 4640 Admiralty Way, Marina Del Rey, California 90292 (the "Building"), as shown hatched on the plan attached hereto as Exhibit A (the "Sub-Subleased Premises"), containing approximately 15,090
   ---------
rentable square feet, which Sub-Subleased Premises are leased under the Main Lease (as hereinafter defined) to Value Behavioral Health of California, Inc., a California corporation, formerly known as American PsychManagement of California, Inc. (Sublessor).

          1.2  Term.  The term ("Term") of this Sub-Sublease shall be for the
               ----
period commencing on December 28, 1997 (the "Commencement Date"), and (ii) ending on October 31, 1999 ("Expiration Date"), unless sooner terminated as herein provided. Notwithstanding the foregoing, if the Commencement Date does not occur on or before December 28, 1997, Sub-Sublessor shall not be subject to any liability on account of said failure to deliver, nor shall such failure affect the validity of this Sub-Sublease or the obligations of Sub-Subtenant hereunder or extend the term hereof, but in such event, Sub-Subtenant shall not be obligated to pay rent for the Sub-Subleased Premises until possession of the Sub-Subleased Premises is tendered to Sub-Subtenant, provided that the delay is not attributable to Sub-Subtenant. If possession of the Sub-Subleased Premises is delayed as a result of any act or omission of Sub-Subtenant, its agents, employees or contractors, Sub-Sublessor shall be deemed to have delivered possession of the Sub-Subleased Premises as of the Commencement Date or such later date as Sub-Sublessor would have delivered possession if no Sub-Subtenant delay or delays had occurred.


     2.  SUBORDINATE TO MAIN LEASE AND SUBLEASE.  This Sub-Sublease is and shall
         ---------------------------------------
be subject and subordinate to (a) the office space Lease dated as of April 2, 1993, as amended (such Lease, as so amended, herein called the "Main Lease") between Marina Airport Buildings, Ltd., a California limited partnership, as landlord, and Sublessor (under its former name of American PsychManagement of California, Inc.), as tenant, (b) the Sublease Agreement dated as of May 29, 1996 (such Sublease herein called the Sublease) between Sublessor and Sub-Sublessor, as subtenant, and (c) the matters to which the Main Lease and
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the Sublease are or shall be subject and subordinate. The Main Lease, a copy of which is attached hereto as Exhibit B, and the Sublease, a copy of which is
                            ---------
attached hereto as Exhibit C, are incorporated by reference herein.
                   ---------


     3.  INCORPORATION BY REFERENCE.
         ---------------------------

         3.1   Main Lease.  The terms, covenants and conditions of the Main
               ----------
Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sub-Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the landlord thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Sublessor, and each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sub-Sublease, and as if the words "Landlord" and "Tenant," or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sub-Sublessor" and "Sub-Subtenant" in this Sub-Sublease, and as if the word "Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Sub-Subleased Premises" in this Sub-Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sub-Sublease." Sub-Subtenant shall not be required to pay any rent or additional rent due under the Main Lease, except that Sub-Subtenant shall pay to Sub-Sublessor, at the cost charged to Sub-Sublessor, the charges for any special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, overtime/excess electrical usage, extra cleaning, extra elevator use, and extra water use. Sub-Subtenant shall have the right to request such special services or requirements directly from the landlord under the Main Lease. The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by two
(2) days, so that in each instance Sub-Subtenant shall have two (2) fewer days to observe or perform hereunder than the Tenant under the Main Lease. Notwithstanding the foregoing, the following articles or sections of the Main Lease shall be deemed deleted for the purpose of incorporation by reference in this Sub-Sublease: Sections 1.1(a), (b), (d), (e), (f), (h), (i), (k) and (l);
Article 2; the words "together with any monthly installments of 'Operating Expense Rent' and 'Capital Expenditure Rent'" in Section 3.1; the first sentence of Section 4.1; the last sentence of Section 5.1; the reference to "100% occupied" in the second line of Section 5.2 (which shall be replaced with the words "95% occupied"); Article 7; the first sentence of Section 12.1; the words "provided, however, that Tenant shall not be required to demolish or remove any Leasehold Improvements" in Section 12.2; Article 17; Article 25; Article 36;
Article 37; Article 38; Article 39; Article 40; Article 41; Article 42; Addendum No.1, Addendum to Article 3, Section 3.8; Addendum No.1, Addendum to Article 10; Addendum No.1, Addendum to Article 23; Addendum No.1, Addendum to Article 34; Addendum No. 2; Exhibits A-1, F ("Broker Registration

Agreement") and I; and the Guaranty. Notwithstanding anything to the contrary contained in this Sub-Sublease, Sub-Subtenant shall not exercise the termination right set forth in Section 21.5 of the Main Lease without the prior written consent of Sub-Sublessor, which shall not be unreasonably withheld or delayed. Any non-liability, release, indemnity or hold harmless provision in the Main Lease for the benefit of the landlord under the Main Lease, that is incorporated herein by reference, shall be deemed to inure to the benefit of Sub-Sublessor, Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sub-Sublease. Any right of the landlord under the Main Lease of access or inspection and any right of the landlord under the Main Lease to do work in the premises under the Main Lease or in the Building and any right of the landlord under the Main Lease in respect of rules and regulations shall be deemed to inure to the benefit of Sub-Sublessor, Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sub-Sublease. If any of the express provisions of this Sub-Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sub-Sublease.

         3.2   Sublease.  The terms, covenants and conditions of the Sublease
               --------
are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sub-Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Sublease binding or inuring to the benefit of the Sublessor thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Sublessor, and each and every term, covenant and condition of the Sublease binding or inuring to the benefit of the subtenant thereunder shall, in respect of this Sub-Sublease, bind or inure to the benefit of Sub-Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sub-Sublease, and as if the words "Sublessor" and "Subtenant," or words of similar import, wherever the same appear in the Sublease, were construed to mean, respectively, "Sub-Sublessor" and "Sub-Subtenant" in this Sub-Sublease, and as if the word "Subleased Premises," or words of similar import, wherever the same appear in the, were construed to mean "Sub-Subleased Premises" in this Sub-Sublease, and as if the word "Sublease," or words of similar import, wherever the same appear in the Sublease, were construed to mean this "Sub-Sublease." Sub-Subtenant shall not be required to pay any rent or additional rent due under the Sublease, except that Sub-Subtenant shall pay to Sub-Sublessor, at the cost charged to Sub-Sublessor, the charges for any special services or requirements of Sub-Subtenant, including, without limitation, overtime air conditioning, overtime/excess electrical usage, extra cleaning,
extra elevator use, and extra water use.   Sub-Subtenant shall have the right to
request such special services or requirements directly from the landlord under the Main Lease. Notwithstanding the foregoing, the following sections of the Sublease shall be deemed deleted for the purpose of incorporation by reference in this Sub-Sublease: Sections 1, 2, 3, 7, 8, 9, 10, 12, 14, 17, 18, 19, 21, 26,
29, 31, 32, 33, 37, 38 and 40.


     4.  PERFORMANCE BY SUB-SUBLESSOR.  Any obligation of Sub-Sublessor which is
         -----------------------------
contained in this Sub-Sublease by the incorporation by reference of the provisions of the Sublease shall be observed or performed by Sub-Sublessor using reasonable efforts to cause the Sublessor under the Sublease to observe and/or perform the same (including causing the Sublessor to obtain the performance of the landlord under the Main Lease), and Sub-Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sub-Sublessor shall not be required to furnish, supply or install anything under any article of the Main Lease, including, without limitation, any article requiring landlord to make repairs, provide insurance or perform reconstruction in the event of damage, construction or condemnation. Sub-Subtenant shall not in any event have any rights in respect of the Sub-Subleased Premises greater than Sub-Sublessor's rights under the Sublease, and notwithstanding any provision to the contrary, as to obligations that pertain to the Sub-Subleased Premises and are contained in this Sub-Sublease by the incorporation by reference of the provisions of the Main Lease and the Sublease, Sub-Sublessor shall not be required to make any payment or perform any obligation, and Sub-Sublessor shall have no liability to Sub-Subtenant for any matter whatsoever, except for Sub-Sublessor's obligation to pay the rent and additional rent due under the Sublease, and for Sub-Sublessor's obligation to use reasonable efforts, upon request of Sub-Subtenant, to cause the Sublessor under the Sublease to observe and/or perform its obligations under the Sublease. If Sub-Sublessor fails, after using reasonable efforts, to cause the Sublessor under the Sublease to observe and/or perform its obligations under the Sublease, Sub-Subtenant shall have the right, upon notice to Sub-Sublessor, to bring an action in Sub-Sublessor's name (but at Sub-Subtenant's sole cost), to accomplish such purpose. Sub-Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by the landlord under the Main Lease or by Sublessor or otherwise, including, without limitation, heat, air conditioning, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any liability on the part of Sub-Sublessor except to the extent caused by Sub-Sublessor's failure to use reasonable efforts to cause Sublessor to perform such obligations under the Sublease.


     5.  NO BREACH OF MAIN LEASE OR SUBLEASE.  Sub-Subtenant shall not do or
         ------------------------------------
permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Sublease by the sublessee thereunder, whether or not such act or thing is permitted under the provisions of this Sub-Sublease. Sub-Sublessor shall perform its obligations under the Sublease except to the extent Sub-Subtenant is obligated herein to perform same.



     6.  NO PRIVITY OF ESTATE.  Nothing containing in this Sub-Sublease shall be
         ---------------------
construed to create privity or estate or of contract between Sub-Subtenant and the landlord under the Main Lease or between Sublessor and Sub-Subtenant.



     7.  INDEMNITY.  Sub-Subtenant shall indemnify, protect, defend with counsel
         ----------
reasonably acceptable to Sub-Sublessor and hold harmless Sub-Sublessor, Sublessor and the landlord under the Main Lease (collectively, the Indemnitees) from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and costs, which the Indemnitees or any of them may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Sub-Subleased Premises, (b) any breach or default hereunder (including, without limitation, the provisions of the Main Lease and the Sublease that are incorporated by reference herein) on Sub-Subtenant's part,
(c) the enforcement of Sub-Sublessor's rights under this Section, Section 4 or any other section of this Sub-Sublease, (d) any work done after the date hereof in or to the Sub-Subleased Premises except if done by Sub-Sublessor, (e) the negligence or willful misconduct on the part of Sub-Subtenant and/or its officers, employees, agents, contractors and/or invitees, or any person claiming through or under Sub-Subtenant, (f) with respect to Sub-Sublessor only, any action brought by Sub-Subtenant against the Sublessor under the Sublease pursuant to Sections 4 and 14 of this Sub-Sublease, or (g) the existence of any hazardous substances (as defined in the Main Lease) which are proven to have been present in or about the Sub-Subleased Premises only after the Commencement Date which resulted from Sub-Subtenant's storage, release, use or disposal of hazardous substances in or about the Sub-Subleased Premises, or the storage, release, use or disposal of Sub-Subtenant's agents, employees, contractors or invitees.

          Sub-Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sub-Subtenant and hold harmless Sub-Subtenant from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorney's fees and costs, which Sub-Subtenant may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Sub-Subleased Premises if the same shall have been caused by Sub-Sublessor's negligence or willful misconduct, or that of its agents, employees, contractors or invitees, (b) any breach or default hereunder or under the Sublease or the Main Lease (to the extent incorporated by reference in the Sublease as an obligation of Sub-Sublessor) on Sub-Sublessor's part, (c) the enforcement of Sub-Subtenant's rights under this Section or any other section of this Sub-Sublease, (d) any negligence or willful misconduct on the part of Sub-Sublessor and/or its officers, employees, agents or contractors with respect to the Sub-Subleased Premises, or (e) the existence of any hazardous substances which are proven to have been present in or about the Sub-Subleased Premises prior to the Commencement Date which resulted from Sub-Sublessor's storage, use or disposal of hazardous substances in or about the Sub-Subleased Premises, or the storage, use or disposal of Sub-Sublessor's agents, employees, contractors or invitees.


     8.  RENT.
         -----

          8.1   Monthly Basic Rent.  From and after the Commencement Date, Sub-
                ------------------
Subtenant shall pay without deduction or offset, monthly basic rent ("Monthly Basic Rent") in the following amounts:

          MONTH                    Monthly Basic Rent
          -----                    ------------------
          12/28/97 - 10/31/98      $23,842.20 ($1.58/sf)

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

          11/1/98 - 10/31/99       $26,558.40 ($1.76/sf)

     Monthly Basic Rent and Additional Rent (as defined below) shall be payable in advance on the first day of each month during the term of this Sub-Sublease in lawful money of the United States at the address of Sub-Sublessor set forth at the head of this Sub-Sublease or to such other person and/or at such other address as Sub-Sublessor may from time to time designate by notice to Sub-Subtenant. If the Commencement Date is other than the first day of a calendar month, or if the Expiration Date is other than the last day of a calendar month, Monthly Base Rent and Additional Rent shall be prorated on the basis of a thirty
(30)- day month. Payment of first month=s Monthly Basic Rent shall be paid to Sub-Sublessor on the Commencement Date. No payment by Sub-Subtenant or receipt by Sub-Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Monthly Basic Rent or Additional Rent; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sub-Sublessor may accept any check or payment without prejudice to Sub-Sublessor's right to recover the balance due or to pursue any other remedy available to Sub-Sublessor. Any provision in the Main Lease referring to basic rent or additional rent incorporated herein by reference shall be deemed to refer to the Monthly Basic Rent or Additional Rent, as the case may be, due under this Sub-Sublease.

     8.2   Additional Rent.  Commencing on the first day of the January, 1999,
           ---------------
Sub-Subtenant shall pay to Sub-Sublessor, within five (5) business days after receipt of demand, any amounts that are payable by Sub-Sublessor to the Sublessor for payment to landlord under the Main Lease in respect to the Sub-Subleased Premises pursuant to the provisions thereof regarding (a) "Tax Rent" (as defined in the Main Lease) in excess of the annual amount payable therefor by Sub-Sublessor for the 1997/1998 fiscal tax year, and (b) "Operating Expense Rent" (as defined in the Main Lease) in excess of the annual amount payable therefor by Sub-Sublessor for the calendar year 1998. Sub-Subtenant shall not be obligated to pay any Tax Rent due to a sale or transfer of the Building. The 1998 base year over which all increases shall be determined shall include all actual operating expenses and taxes, adjusted to reflect the Building being ninety-five percent (95%) occupied. In addition, all other sums (excluding Monthly Basic Rent) payable by Sub-Subtenant hereunder shall be deemed to be Additional Rent.


     9.  SECURITY DEPOSIT.  Notwithstanding anything to the contrary contained
         -----------------
in this Sub-Sublease, the Sublease or the Main Lease,Sub-Sublessor shall not require payment of a security deposit in connection with this Sub-Sublease.


     10. USE.  Sub-Subtenant shall use and occupy the Sub-Subleased Premises
         ----
for general office purposes and any other legally permitted non-retail uses compatible with a first class office building. Sub-Subtenant shall use the Sub-Subleased Premises for no other purposes without the consent of Sub-Sublessor, which consent shall not be unreasonably withheld or delayed, Sublessor and landlord.

     11. CONDITION OF SUB-SUBLEASED PREMISES; USE OF FACILITIES. Sub-Subtenant
         ------------------------------------------------------
is leasing the Sub-Subleased Premises in its "as is" condition, and Sub-Sublessor has no obligation to make any repairs to the Sub-Subleased Premises or to construct any improvements therein for the benefit of Sub-Subtenant. In making and executing this Sub-Sublease, Sub-Subtenant has relied solely on such investigations, examinations and inspections as Sub-Subtenant has chosen to make or has made. Sub-Subtenant acknowledges that Sub-Sublessor has afforded Sub-Subtenant the opportunity for full and complete investigations, examinations, and inspections.


     12. CONSENTS AND APPROVALS.  In any instance when Sub-Sublessor's consent
         -----------------------
or approval is required under this Sub-Sublease, Sub-Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter
                                                                         -----
alia, such consent or approval has not been obtained from the landlord under the
----
Main Lease or from the Sublessor under the Sublease. Otherwise, Sub-Sublessor's consent or approval as required under this Sub-Sublease shall not be unreasonably withheld or delayed, except with respect to any use of the Sub-Subleased Premises which is not a permitted use.


     13. NOTICES.  All notices, consents, approvals, demands and requests which
         --------
are required or desired to be given by either party to the other hereunder shall be in writing and shall be either (a) personally delivered or (b) sent by United States postal service, return receipt requested and postage prepaid or (c) by nationally recognized overnight courier. Notices, consents, approvals, demands and requests which are served upon Sub-Sublessor or Sub-Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder (i) on the date of delivery if personally delivered or sent by courier service or (ii) on the date on which such notice, consent, approval, demand or request shall have been mailed if mailed as aforesaid. All notices, consents, approvals, demands and requests given to Sub-Sublessor shall be addressed to Sub-Sublessor at the address for Sub-Sublessor set forth above, Attention: Chief Financial Officer, or at such other place as Sub-Sublessor may from time to time designate in a notice given in accordance with the provisions of this Section. All notices, consents, approvals, demands and requests given to Sub-Subtenant shall be addressed to Sub-Subtenant at the Sub-Subleased Premises, Attention:
Chief Financial Officer, or at such other place as Sub-Subtenant may from time to time designate in a notice given in accordance with the provisions of this Section. All notices to landlord shall be addressed to landlord as set forth in the Main Lease and all notices to the Sublessor shall be addressed to Sublessor as set forth in the Sublease.


     14. TERMINATION OF MAIN LEASE OR SUBLEASE.  If for any reason the term of
         --------------------------------------
the Main Lease or the Sublease shall terminate prior to the expiration date of this Sub-Sublease, this Sub-Sublease shall thereupon be terminated and Sub-Sublessor shall not be liable to Sub-Subtenant by reason thereof unless said termination shall have been effected because of the breach, default or voluntary surrender by Sub-Sublessor under the Sublease or this Sub-Sublease. If the landlord under the Main Lease or Sublessor under the Sublease wrongfully terminates or attempts to wrongfully terminate the Main Lease or the Sublease, as the case may be, Sub-Sublessor shall cooperate with Sub-Subtenant to keep the Main Lease and the Sublease in full force and effect. Such cooperation shall include permitting Sub-Subtenant to bring or defend an action or proceeding in Sub-Sublessor's name (but at Sub-Subtenant's expense) in connection with such termination or attempted termination.


     15. INSURANCE.  Sub-Subtenant shall maintain throughout the term of this
         ----------
Sub-Sublease the insurance required under the Main Lease. All insurance maintained by Sub-Subtenant shall name Sub-Sublessor, Sublessor and the landlord under the Main Lease as additional insureds. Sub-Subtenant shall deliver to Sub-Sublessor, Sublessor and the landlord under the Main Lease certificates of insurance issued by the carriers or their duly authorized agents prior to the Commencement Date. Sub-Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Sub-Subtenant shall deliver to Sub-Sublessor, Sublessor and the landlord under the Main Lease such renewal policies or certificates at least ten (10) days before the expiration of any existing policy. All such policies shall meet the requirements in the Main Lease and shall be issued by companies of recognized responsibility licensed to do business in the State of California, and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Sub-Sublessor, Sublessor and the landlord under the Main Lease are given at least 20 days' prior written notice by certified or registered mail of such cancellation or modification.


     16. ESTOPPEL CERTIFICATES.  Sub-Subtenant and Sub-Sublessor shall, within
         ----------------------
ten (10) business days after receipt of each and every request by the other party hereto, execute, acknowledge and deliver to the party that made the request a statement in writing (a) certifying that this Sub-Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) specifying the dates to which the Monthly Basic Rent and Additional Rent (as defined in Section 8.2 hereof) have been paid, (c) stating whether or not, to the best knowledge of the party signing same, Sub-Sublessor or Sub-Subtenant is in default in performance or observance of its obligations under this Sub-Sublease, and, if so, specifying each such default, (d) stating whether or not, to the best knowledge of the party signing same, any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sub-Sublessor or Sub-Subtenant under this Sub-Sublease, and, if so specifying each such event, and (e) stating whether Sub-Subtenant has exercised any option(s) to extend the term of this Sub-Sublease, and, if so, specifying each such extension. Any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or transferee of the leasehold estate under the Main Lease, the subleasehold estate under the Sublease or the sub-subleasehold estate under this Sub-Sublease.


     17. ALTERATIONS.  Sub-Subtenant shall not make, cause or permit the making
         ------------
of any alterations, addition, change, replacement, or installation in or to the Sub-Subleased Premises without obtaining the prior consent of the Sub-Sublessor (which shall not be unreasonably withheld or delayed), and Sub-Subtenant will be required to obtain the consent of the landlord under the Main Lease and the Sublessor under the Sublease in each instance if required under the Main Lease or the Sublease, respectively. Any alterations made by Sub-Subtenant shall be performed in accordance with the applicable provisions of the Sublease and

Main Lease. Unless specifically agreed to in writing by Sub-Sublessor, Sublessor and landlord at the time that Sub-Subtenant requests consent to an alteration, Sub-Subtenant shall be required to remove all alterations upon the expiration or earlier termination of this Sub-Sublease.


     18. RIGHT TO CURE SUB-SUBTENANT'S DEFAULTS.  If Sub-Subtenant shall at any
         ---------------------------------------
time fail to make any payment or perform any other obligation of Sub-Subtenant hereunder, then Sub-Sublessor shall have the right, but not the obligation, after ten (10) days' notice to Sub-Subtenant, or without notice to Sub-Subtenant in the case of any emergency, and without waiving or releasing Sub-Subtenant from any obligations of Sub-Subtenant hereunder, to make such payment or perform such other obligation of Sub-Subtenant in such manner and to such extent as Sub-Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees. Sub-Subtenant shall pay to Sub-Sublessor within five (5) days after receipt of demand all sums so paid by Sub-Sublessor and all incidental costs and expenses of Sub-Sublessor in connection therewith, together with interest thereon at the rate of one and one-half percent per calendar month or any part thereof or the then maximum lawful interest rate, whichever shall be less, from the date of the making of such expenditures.


     19. BROKERAGE.  Sub-Subtenant and Sub-Sublessor each represents to the
         ----------
other that it dealt with no broker or other person in bringing about this Sub-Sublease, and each party hereto shall indemnify, protect, defend and hold harmless the other party from and against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with (a) any claims made by any broker or other person for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sub-Sublease if such other broker or other person claims to have had dealings with the indemnifying party, and/or (b) the enforcement of the indemnified party's rights under this Section.


     20.  NO WAIVER.  The failure of Sub-Sublessor or Sub-Subtenant to insist in
          ---------
any one or more cases upon the strict performance or observance of any obligation of Sub-Subtenant or Sub-Sublessor hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Sub-Subtenant or Sub-Sublessor or any right or option of Sub-Sublessor or Sub-Subtenant. Sub-Sublessor's receipt and acceptance of Monthly Basic Rent or Additional Rent, or Sub-Sublessor's acceptance of performance of any other obligation by Sub-Subtenant, with knowledge of Sub-Subtenant's breach of any provision of this Sub-Sublease, shall not be deemed a waiver of such breach. No waiver by Sub-Sublessor or Sub-Subtenant of any term, covenant or condition of this Sub-Sublease shall be deemed to have been made unless expressed in writing and signed by Sub-Sublessor or Sub-Subtenant, as the case may be.


     21. COMPLETE AGREEMENT.  There are no representations, warranties,
         -------------------
agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sub-Sublease which are not fully expressed in this Sub-Sublease. This Sub-Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.


     22.  SUCCESSORS AND ASSIGNS.  The provisions of this Sub-Sublease, except
          -----------------------
as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of Sub-Sublessor's interest in the leasehold estate under the Sublease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sub-Sublease arising after the date of such assignment or transfer. No such assignment by Sub-Sublessor shall be effective unless and until the transferee assumes in writing all of Sub-Sublessor's obligations under this Sub-Sublease.


     23.  THIRD PARTY CONSENTS.  Sub-Sublessor and Sub-Subtenant acknowledge and
          ---------------------
agree that, pursuant to Section 26.9 of the Main Lease and Section 3 of the Sublease, Sub-Sublessor is not required to obtain the prior written consent of the landlord under the Main Lease or the Sublessor under the Sublease.


     24.  NO THIRD PARTY BENEFICIARY.  None of the provisions of this Sub-
          --------------------------
Sublease shall be construed to accrue to the benefit of, or be enforceable by, any third party, other than the landlord under the Main Lease or the Sublessor under the Sublease.


     25.  INTERPRETATION.  Irrespective of the place of execution or
          ---------------
performance, this Sub-Sublease shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Sub-Sublease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sub-Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sub-Sublease are solely for convenience or reference and shall not affect its interpretation. This Sub-Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sub-Sublease to be drafted. If any words or phrases in this Sub-Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or words or phrases so stricken out or otherwise eliminated. Each covenant, agreement, obligation or separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sub-Sublease unless otherwise expressly provided. All terms and words used in this Sub-Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.


     26.  DEFAULT.   Sub-Subtenant's performance of each of its obligations
          --------
under this Sub-Sublease constitutes a condition as well as a covenant, and Sub-Subtenant's right to continue in possession of the Sub-Subleased Premises is conditioned upon such performance. In addition, Sub-Subtenant shall be in material default of its obligations under this Sub-Sublease if Sub-Subtenant is responsible for the occurrence of any of the events of default set forth in Section 30 of the Main Lease.


     27.  REMEDIES.    In the event of any default by Sub-Subtenant under
          ---------
this Sub-Sublease (including, without limitation, a default pursuant to Section 30 of the Main Lease), Sub-Sublessor shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Section 31 of the Master Lease and under California Civil Code Sections 1951.2 and 1951.4. Sub-Sublessor may resort to its remedies cumulatively or in the alternative.


     28.  REPRESENTATIONS.  Sub-Sublessor represents and warrants that:
          ----------------

          (a) the Main Lease, attached hereto as Exhibit B, is a complete copy
                                                 ---------
of the Main Lease and is in full force and effect, has not been further modified or amended, and, to the best knowledge of Sub-Sublessor, there exists under the Main Lease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default;

          (b) the Sublease, attached hereto as Exhibit C, is a complete copy of
                                               ---------
the Sublease and is in full force and effect, has not been further modified or amended, and, to the best knowledge of Sub-Sublessor, there exists under the Sublease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such default or event of default;

          (c) to the best knowledge of Sub-Sublessor, there is no pending termination of the Main Lease. Sub-Sublessor will notify Sub-Subtenant promptly if it becomes aware of any impending termination of the Main Lease;

          (d) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sub-Sublessor or, to the best of Sub-Sublessor's knowledge, against landlord or Sublessor which could, in the aggregate, adversely affect the Sub-Subleased Premises or any part thereof or the ability of landlord to perform its obligations under the Main Lease or of Sublessor to perform its obligations under the Sublease or of Sub-Sublessor to perform its obligations under this Sub-Sublease, and Sub-Sublessor is not aware of any facts which might result in any such actions, suits or proceedings; and

          (e) Sub-Sublessor has not received any written notice from any insurance company of any defects or inadequacies in the Sub-Subleased Premises or any part thereof which could adversely affect the insurability of the Sub-Subleased Premises or the premiums for the insurance thereof.


     29.  AMENDMENT OR MODIFICATION.  Sub-Sublessor and Sublessor shall not
          -------------------------
amend or modify the Sublease in any way so as to materially or adversely affect Sub-Subtenant or its interest hereunder or in the Sub-Subleased Premises, materially increase Sub-Subtenant's obligations hereunder or materially restrict Sub-Subtenant's rights hereunder, without the prior written consent of Sub-Subtenant, which shall not be unreasonably withheld or delayed.


     30.  QUIET ENJOYMENT; RIGHT TO CURE.  Sub-Subtenant shall peacefully have,
          ------------------------------
hold and enjoy the Sub-Subleased Premises, subject to the terms and conditions of this Sub-Sublease, provided that Sub-Subtenant pays all Monthly Basic Rent and Additional Rent owing under this Sub-Sublease (and performs all other of Sub-Subtenant's covenants and agreements contained herein). In the event, however, that Sub-Sublessor defaults in the performance or observance of any of Sub-Sublessor's obligations hereunder or under the Sublease, then Sub-Subtenant shall give Sub-Sublessor notice specifying in what manner Sub-Sublessor has defaulted, and if such default shall not be cured by Sub-Sublessor within thirty
(30) days thereafter (except that if such default cannot be cured within said thirty (30)-day period, this period shall be extended for an additional reasonable time, provided that Sub-Sublessor commences to cure such default within such thirty (30)-day period and proceeds diligently thereafter to effect such cure as quickly as possible), then, upon the passage of five (5) business days after the date of a second written notice from Sub-Subtenant of the default, if Sub-Sublessor has failed to so cure, in addition, Sub-Subtenant shall be entitled, at Sub-Subtenant's option, to cure such default and promptly collect from Sub-Sublessor Sub-Subtenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Sub-Sublessor shall provide copies to Sub-Subtenant of all notices received from landlord pursuant to the Main Lease and from Sublessor pursuant to the Sublease.


     31.  TERMINATION OF SUBLEASE BY SUB-SUBLESSOR.   Sub-Sublessor shall not
          ----------------------------------------
voluntarily terminate the Sublease during the Sub-Sublease term unless and until Sublessor has agreed in writing to continue this Sub-Sublease in full force and effect as a direct sublease between Sublessor and Sub-Subtenant upon and subject to all of the terms, covenants and conditions of this Sub-Sublease for the balance of the term hereof. If Sublessor so consents, Sub-Subtenant shall attorn to Sublessor in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Sublessor; provided, however, that the attornment agreement does not materially adversely affect the use by Sub-Subtenant of the Sub-Subleased Premises in accordance with the terms of this Sub-Sublease, materially increase Sub-Subtenant's obligations under this Sub-Sublease or materially decrease Sub-Subtenant's rights under this Sub-Sublease. If this Sub-Sublease terminates as a result of Sub-Sublessor's default under the Sublease, then, so long as Sub-Subtenant is not then in default beyond any applicable cure period under the terms of this Sub-Sublease, and so long as Sublessor so agrees in writing, this Sub-Sublease shall continue in full force and effect as a direct sublease between Sub-Subtenant and Sublessor, upon and subject to all of the terms, covenants and conditions of this Sub-Sublease for the balance of the term hereof. In such event, Sub-Subtenant shall attorn to Sublessor as set forth in this Section 31.


     32.  WAIVER OF SUBROGATION.  Landlord and Sublessor expressly agree that
          ---------------------
the provisions of Section 18.4 of the Main Lease regarding waiver of rights of subrogation shall be extended to and be between landlord and Sub-Subtenant and Sublessor and Sub-Subtenant.

     33.   PARKING.  Sub-Subtenant shall have the non-exclusive use of six (6)
           -------
parking
spaces per 1,000 square feet of the Sub-Subleased Premises in the Building parking lot. During the Term, as extended, Sub-Subtenant shall pay the prevailing rates offered by the landlord under the Main Lease for such parking spaces.


     34.  COUNTERPARTS.  This Sub-Sublease may be executed in counterparts, each
          ------------
of which, when taken together as a whole, shall constitute one (1) original document.


     35.  ASSIGNMENT AND SUBLETTING.   Notwithstanding anything to the contrary
          --------------------------
contained in the Main Lease or the Sublease, and subject to obtaining Sublessor's and the landlord's consent to this Section 35 and to any such assignment or sublet, Sub-Subtenant shall have the right, without the prior written consent of Sub-Sublessor, to assign this Sub-Sublease or to further sublet all or any portion of the Sub-Subleased Premises to a subsidiary, affiliate or parent corporation of Sub-Subtenant so long as (i) Sub-Subtenant owns fifty percent (50%) of more of the stock of the transferee subsidiary or affiliate; (ii) Sub-Subtenant and its parent corporation remain fully liable for the obligations of Sub-Subtenant during the remaining Term of this Sub-Sublease;
(iii) any such assignment or sublet shall be subject to all of the terms, covenants and conditions of this Sub-Sublease; (iv) any transferee of Sub-Subtenant shall fully assume in writing all of the obligations of Sub-Subtenant hereunder; and (v) the form of assignment or sublet shall be reasonably acceptable to Sub-Sublessor. Any other proposed assignment or sublet by Sub-Subtenant shall be in conformance with the provisions of Article 26 of the Main Lease, and Sub-Subtenant shall pay to Sub-Sublessor fifty percent (50%) of any "excess rent" i.e., rent in excess of the Monthly Base Rent and Additional Rent payable by Sub-Subtenant hereunder) obtained by Sub-Subtenant in connection therewith, calculated after Sub-Subtenant has deducted from such excess rent Sub-Subtenant's reasonable brokerage commissions, legal fees, refurbishment and redecorating costs.


     36.  OPTION TO EXTEND.    So long as (i) Sub-Sublessor has exercised its
          -----------------
option to extend the term of the Sublease for the sixth floor pursuant to Paragraph 19 of the Sublease, which option shall be exercised or not in Sub-Sublessor's sole discretion; and (ii) Sub-Subtenant is not in default under this Sub-Sublease, beyond applicable cure periods, either at the time of the exercise of the option or the commencement of the extension term, Sub-Subtenant shall have the option to extend the Term for an additional forty-seven (47) months, commencing as of the expiration of the initial Term. If Sub-Sublessor exercises its option to extend the Sublease, Sub-Sublessor shall provide written notice to Sub-Subtenant of its exercise not later than one hundred fifteen (115) days prior to the end of the initial Term, and Sub-Subtenant shall provide written notice of the irrevocable exercise of its option to extend not later than thirty
(30) days after the date of Sub-Sublessor's notice. If Sub-Subtenant fails to exercise its option within the thirty (30)- day period, Sub-Subtenant shall be deemed to have elected not to extend the Term of this Sub-Sublease, and the option shall terminate and be of not further force or effect.


     The extension term shall be upon all of the terms, covenants and conditions contained in this Sub-Sublease, except that (i) there shall be no further option to extend; and (ii) Monthly Base Rent for the original Sub-Subleased Premises and the additional space shall be equal to the amount payable by Sub-Sublessor under the Sublease, which is as follows:

     Extension Term Months      Monthly Base Rent
     ---------------------      -----------------

     1-8                        $26,558.40


     9-47                       $23,238.60


If Sub-Subtenant exercises its option to extend, the parties hereto promptly shall execute an amendment to this Sub-Sublease extending the Term hereof and setting forth the Monthly Base Rent for the expanded Sub-Subleased Premises for extended term.


          If Sub-Subtenant does not exercise the option to extend, Sub-Subtenant shall be required to restore the Sub-Subleased Premises to their condition on the Commencement Date, normal wear and tear excepted (unless Sub-Sublessor indicates otherwise in writing to Sub-Subtenant with respect to removal of alterations not later than September 30, 1999), and this Sub-Sublease shall terminate on October 31, 1999.


     37.  SIGNAGE.    Subject to receipt of approval from Sublessor and
          --------
landlord, Sub-Subtenant, at Sub-Subtenant's sole cost and expense, shall have the right to Building standard signage in the Building's main floor lobby directory, and to Building standard exterior suite door signage at a location to be designated by Sub-Sublessor.


IN WITNESS WHEREOF, Sub-Sublessor and Sub-Subtenant have hereunto executed this Sub-Sublease as of the day and year first above written.


SUB-SUBTENANT:    SONOMA SYSTEMS, INC.,
                  a California corporation

                  By:    __________________________

                  Title: __________________________

                  Date:  __________________________


SUB-SUBLESSOR:    RETIX,
                  a California corporation

                  By:    __________________________

                  Title: __________________________

                  Date:  __________________________

                                   EXHIBIT A



                            SUB-SUBLEASED PREMISES

                                   EXHIBIT B



                                 MASTER LEASE

                                   EXHIBIT C



                                   SUBLEASE